UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2006

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12244	33-0160389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 Lexington Avenue, 7th Floor New York, New York	10170
(Address of principal executive offices)	(Zip Code)

(212) 869-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Steven Siegel Employment Agreement Extension

On May 16, 2006, New Plan Excel Realty Trust, Inc. (the “Company”) and Steven F. Siegel, the Company’s Executive Vice President, General Counsel and Secretary, entered into an agreement (the “Siegel Amendment”) amending that certain employment agreement, dated as of September 25, 1998, by and between the Company and Mr. Siegel, as amended.

The sole purpose of the Siegel Amendment is to extend the term of Mr. Siegel’s employment agreement for three (3) years. As amended, the term of Mr. Siegel’s employment agreement expires on December 31, 2009, although it extends automatically for additional one-year periods unless either the Company or Mr. Siegel elects not to extend the term.

The foregoing summary of the Siegel Amendment is qualified in its entirety by the full terms and conditions of the Siegel Amendment, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Dean Bernstein Employment Agreement Extension

On May 16, 2006, the Company and Dean Bernstein, the Company’s Executive Vice President, Acquisitions/Dispositions, entered into an agreement (the “Bernstein Amendment”) amending that certain employment agreement, dated as of September 25, 1998, by and between the Company and Mr. Bernstein, as amended.

The sole purpose of the Bernstein Amendment is to extend the term of Mr. Bernstein’s employment agreement for two (2) years. As amended, the term of Mr. Bernstein’s employment agreement expires on December 31, 2008, although it extends automatically for additional one-year periods unless either the Company or Mr. Bernstein elects not to extend the term.

The foregoing summary of the Bernstein Amendment is qualified in its entirety by the full terms and conditions of the Bernstein Amendment, a copy of which has been filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)             Not applicable.

(b)            Not applicable.

(c)             Not applicable.

(d)            Exhibits

Exhibit Number	Description

10.1	Agreement, dated as of May 16, 2006, by and between the Company and Steven F. Siegel
10.2	Agreement, dated as of May 16, 2006, by and between the Company and Dean Bernstein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Plan Excel Realty Trust, Inc.

Date: May 16, 2006	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel and Secretary

Exhibit Number	Description

10.1	Agreement, dated as of May 16, 2006, by and between the Company and Steven F. Siegel
10.2	Agreement, dated as of May 16, 2006, by and between the Company and Dean Bernstein